Page 12 of 13 Pages
Exhibit 99.1
Joint Filing Statement
     We, the undersigned, hereby express our agreement that the attached Schedule 13D/A is, and any further amendments to the underlying Schedule 13D that are signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This agreement may be terminated with respect to the obligations to jointly file future amendments to the statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.
     The undersigned further agree that each party hereto is responsible for the timely filing of amendments to the Schedule 13D, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.
     Dated: August 10, 2009

CENTAURUS ENERGY MASTER FUND, LP
By:	Centaurus Energy, LP, General Partner
By:	Centaurus Energy Partners, LP, General Partner
By:	Centaurus Advisors, LLC, General Partner

By:	*[see signature below]
	Name:	John D. Arnold
	Title:	Manager

By:	Centaurus Energy QP, LP, General Partner
By:	Centaurus Energy Partners, LP, General Partner
By:	Centaurus Advisors, LLC, General Partner

By:	*[see signature below]
	Name:	John D. Arnold
	Title:	Manager

CENTAURUS ENERGY L.P.
By:	Centaurus Energy Partners, LP, General Partner
By:	Centaurus Advisors, LLC, General Partner

By:	*[see signature below]
	Name:	John D. Arnold
	Title:	Manager

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CENTAURUS ENERGY QP, L.P.
By:	Centaurus Energy Partners, LP, General Partner
By:	Centaurus Advisors, LLC, General Partner

By:	*[see signature below]
	Name:	John D. Arnold
	Title:	Manager

CENTAURUS ENERGY PARTNERS, LP
By:	Centaurus Advisors, LLC, General Partner

By:	*[see signature below]
	Name:	John D. Arnold
	Title:	Manager

CENTAURUS ADVISORS, LLC
By:	*[see signature below]
	Name:	John D. Arnold
	Title:	Manager

JOHN D. ARNOLD, individually and in each of the respective capacities set forth above
/s/ John D. Arnold